                                                                    EXHIBIT 4.1


COMMON SHARES                                                      COMMON SHARES

THIS CERTIFICATE IS TRANSFERABLE                          INCORPORATED UNDER THE
IN CLEVELAND, OHIO                                     LAWS OF THE STATE OF OHIO

                              [TEAM AMERICA LOGO]
NUMBER                                                                    SHARES

                                                         -----------------------
                                                            CUSIP 878153 10 5
                                                         -----------------------

THIS CERTIFIES THAT                                              is the owner of

the above stated number of fully paid and non-assessable Common Shares, without par value, of

                            TEAM AMERICA CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

Dated:                                   TEAM AMERICA CORPORATION

/s/ Charles F. Dugan II                    /s/ Richard C. Schilg
                                           Chairman of the Board, President and
Assistant Secretary                        Chief Executive Officer
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                                  COUNTERSIGNED AND REGISTERED:
                                        NATIONAL CITY BANK
                                                              TRANSFER AGENT
                                                               AND REGISTRAR
                                  BY

                                                        AUTHORIZED SIGNATURE

                            TEAM AMERICA CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS WITHIN FIVE DAYS AFTER RECEIPT OF SUCH REQUEST, A STATEMENT OF THE EXPRESS TERMS OF EACH CLASS AND OF EACH SERIES OF EACH CLASS OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. SUCH REQUEST SHOULD BE IN WRITING AND ADDRESSED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM  -- as tenants in common                UNIF GIFT MIN ACT -- ________ Custodian _________
      TEN ENT  -- as tenants by the entireties                              (Cust)             (Minor)
      JT TEN   -- as joint tenants with right of                           under Uniform Gifts to Minors
                  survivorship and not as tenants                          Act _________________________
                  in common                                                             (State)


     FOR VALUE RECEIVED,__________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE PRINT OR INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________________
|                                              |
|                                              |
|______________________________________________________________________________


_______________________________________________________________________________
                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS


_______________________________________________________________________________


________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND

APPOINT ______________________________________________________________ATTORNEY,
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


Dated: ______________   Signatures(s):_________________________________________



                                 ________________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS
                                 ASSIGNMENT MUST CORRESPOND WITH THE
                                 NAME(S) AS WRITTEN UPON THE FACE OF
                                 THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT, OR
                                 ANY CHANGE WHATEVER.



      Signatures(s) Guaranteed:  ________________________________________
                                 THE SIGNATURE(S) MUST BE GUARANTEED BY
                                 AN ELIGIBLE GUARANTOR INSTITUTION
                                 (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                 ASSOCIATIONS AND CREDIT UNIONS WITH
                                 MEMBERSHIP BY AN APPROVED SIGNATURE
                                 GUARANTEE MEDALLION PROGRAM. PURSUANT
                                 TO S.E.C. RULE 17Ad-15.